Exhibit 10.2

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

THIRTIETH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Thirtieth Amendment to Amended and Restated Interactive Marketing Agreement (“Thirtieth Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of September 1, 2010 (the “Thirtieth Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), that Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), that Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 1, 2010 (the “Twenty-Fourth Amendment”), that Twenty-Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 1, 2010 (the “Twenty-Fifth Amendment”), that Twenty-Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 1, 2010 (the “Twenty-Sixth Amendment”), that Twenty-Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of May 1, 2010 (the “Twenty-Seventy Amendment”), that Twenty-Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2010 (the “Twenty-Eighth Amendment”), that Twenty-Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of July 1, 2010 (the “Twenty-Ninth Amendment”) and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Thirtieth Amendment, the “Agreement”).

[Legal Department MC/CW Google]

Google Confidential

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TERMS

A. Definitions. Capitalized terms not defined in this Thirtieth Amendment shall have the meanings set forth in the Existing Agreement.

B. Renewal of the Agreement. The Parties hereby agree to extend the term of the Agreement commencing on December 20, 2010 to and through December 31, 2015 (inclusive) (the “Renewal Term”), unless terminated earlier as provided for in this Agreement. During the Renewal Term, all references to the capitalized term “Term” in the Existing Agreement shall mean the Renewal Term.

C. The following Sections will not be effective until January 1, 2011, except that Section [****]below shall be effective as of the Thirtieth Amendment Effective Date:

1.	Definitions.

1.1 Amended Definitions. The following definitions in Exhibit A of the Existing Agreement shall be deleted in their entirety and restated as follows:

Affiliate(s). With respect to either Party, any entity that directly or indirectly controls, is controlled by, or is under common control with that Party. For the purposes of this definition, an entity will be deemed to “control” another entity when it possesses, directly or indirectly, (a) greater than 50% of the total voting power of the entity’s then outstanding securities (or other comparable ownership interest), and (b) the power to direct the management and policies of the entity (whether through beneficial ownership of securities or other ownership interests, by contract or otherwise).

ADI Properties. [****]

AOL Properties means (i) AOL Websites, (ii) [****]AOL Client Applications, and (iii) [****]AOL Client Applications.

1.2 New Definitions. The following definitions shall be added to Exhibit A of the Agreement:

Client Applications. As defined in Section 5 (Client Applications) of the Thirtieth Amendment.

Covered Properties. AOL Properties, ADI Properties, [****]AOL Client Applications and [****]AOL Websites.

AOL Websites. Existing and new websites that (i) are wholly owned and controlled by (1) AOL or (2) Affiliates that are wholly owned by AOL, (ii) are based in and primarily targeted to end users in the United States. For the avoidance of doubt, AOL Websites expressly exclude [****]

Existing AOL Client Applications. Existing AOL Client Applications are Client Applications existing as of the Thirtieth Amendment Effective Date, as listed in Section 2 of Exhibit A to the Thirtieth Amendment.

New AOL Client Application. A New AOL Client Application is a Client Application that (a) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (b) is based in and primarily targeted to end users in the United States, and (c) is launched on or after the Thirtieth Amendment Effective Date. [****]

[****]for purposes of the Thirtieth Amendment, means (i) display of [****]brand, trademark, or similar attribution of either (a) AOL or (b) an Affiliate that is wholly owned by AOL [****] (ii) each of which is displayed reasonably prominently, and (iii) where AOL’s or such wholly owned Affiliate’s branding, trademark, or attribution is [****]This definition is not intended to prohibit the display of [****]that appears as content [****]or as part of an advertisement, sponsorship or marketing campaign [****]

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Google Confidential

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[****]

[****]AOL Client Applications means (i) Existing [****]AOL Client Applications and (ii) New [****]AOL Client Applications.

Existing [****]AOL Client Applications. Existing [****]AOL Client Applications are [****]Client Applications existing as of the Thirtieth Amendment Effective Date, as listed in Exhibit A to the Thirtieth Amendment.

New [****]AOL Client Application. Subject to Section 3 [****]AOL Websites and [****]AOL Client Applications) of the Thirtieth Amendment, a New [****]AOL Client Application is a Client Application that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****], (iii) is based in and primarily targeted to end users in the United States, (iv) [****](e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is launched on or after the Thirtieth Amendment Effective Date.

[****]AOL Websites means (i) Existing [****]AOL Websites and (ii) New [****]AOL Websites.

Existing [****]AOL Website means a website that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****], (iii) is based in and primarily targeted to end users in the United States, (iv) [****](e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is existing as of the Thirtieth Amendment Effective Date, as listed in Exhibit A to the Thirtieth Amendment.

New [****]AOL Website. Subject to Section 3 [****]AOL Websites and [****]AOL Client Applications) of the Thirtieth Amendment, means a website that (i) is wholly owned and controlled by AOL or an Affiliate that is wholly owned by AOL, (ii) is [****] (iii) is based in and primarily targeted to end users in the United States, (iv) [****] (e.g., as illustrated in the screenshot attached hereto in Exhibit B), and (v) is launched on or after the Thirtieth Amendment Effective Date. For clarity, this definition is targeted towards[****]

Website [****]means a [****]AOL Website; [****]

Client App [****]means a [****]AOL Client Application; [****]

New [****]AOL Properties means (i) New [****]AOL Websites and (ii) New [****]AOL Client Applications.

2.	Amendment to Section 2.6 (Branding). Section 2.6 (Branding) of the Existing Agreement is hereby deleted in its entirety and restated as follows:

2.6 Branding. (a) Notwithstanding anything to the contrary, AOL shall not be obligated to display any branding of Google in connection with this Agreement. (b) AOL shall not include any Google brand, trademark, or similar attribution unless (and then only to the extent) Google expressly consents otherwise in writing, on (i) [****]AOL Properties, (ii) any search results page to which Queries from such [****]AOL Properties resolve, or (iii) any related collateral material thereto (including any web pages promoting such [****]AOL Properties or from which such [****]AOL Properties are made available).

3.	[****]AOL Websites and [****]AOL Client Applications. The following new sections will be added to the Existing Agreement as Section 12:

12.	[****]AOL Websites and [****]AOL Client Applications.

12.1 [****]AOL Properties Process. With prior written notice to Google (which will set forth the name of the [****]) and without Google’s consent, in accordance with the terms and conditions of the Agreement, including, without limitation, Section 2.1 of the Agreement, AOL may request Matched Results from any [****]AOL Property for display as Sponsored Links only on search results pages of AOL Websites or [****]AOL Websites. [****]

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12.2 Operational Requirements for [****]AOL Websites and [****]AOL Client Applications. To the extent that AOL requests Matched Results from [****]AOL Websites or [****]AOL Client Applications, then the following additional operational requirements shall apply:

[****]

12.2.4 Client IDs. AOL must use a separate unique client ID for each [****]AOL Client Application, and each [****]AOL Website. AOL will use the client ID assigned to a [****]AOL Client Application or a [****]AOL Website for all Queries (including all subsequent Queries) submitted by an end user from such [****]AOL Client Application or [****]AOL Website.

4.	[****] The following new section will be added to the Existing Agreement as Section 13:

13.	[****]

13.1	[****]

13.2	[****]

f. Google is not required to provide any support services, either directly or indirectly (e.g., through AOL), [****]

5.	Client Applications. The following new sections will be added to the Exhibit Agreement as Section 14:

14.	Client Applications.

(a)	Defined Terms.

(i)	“Client Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer.

(ii)	“Client Application Guidelines” means Google’s Client Application Guidelines attached hereto as Exhibit D, as may be modified by Google from time to time. For the avoidance of doubt, to the extent that anything in the Client Application Guidelines conflicts with the Agreement, the provisions of the Agreement shall govern.

(b)	Client Application Guidelines.

(i)	[****]

(ii)	[****]

(iii)	AOL will ensure that any [****]AOL Client Application(s), any [****]AOL Client Application(s) and any [****]Client Application(s) that access the Google Sponsored Advertising Service comply with the Client Application Guidelines. [****]

(iv)	[****]

(c)	Disputes.

(i)	[****]

(ii)	[****]

(iii)	[****]

6.	Queries.

6.1 New and Revised Definitions to the Existing Agreement.

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(i)	The following definitions set forth in Exhibit A of the Existing Agreement are deleted in their entirety and replaced with the following:

“Queries” means [****]Search Term [****]

“Search Term” means (i) a search query typed by an end user into [****]a search box on any Covered Property [****] (ii) that is sent by AOL to Google for processing under the Google Sponsored Advertising Service in accordance with Google’s technical requirements (iii) without AOL editing, truncating, appending terms to or otherwise modifying the end user search query.

(ii)	The following new definition will be added to Exhibit A of the Existing Agreement:

[****]

(iii)	The following new definition will be added to Exhibit A of the Existing Agreement

[****]

6.2	The following new sections will be added to the Existing Agreement as Section 15:

15.	Queries.

15.1	[****]

15.2	[****] (a) AOL will not send [****]or any word or phrase queries other than Queries, to Google for processing under the Google Sponsored Advertising Service.

(b)	AOL may send any [****]to Google for processing requests for search results or for processing under the Content Targeted Advertising Service, but will not send the same [****]to Google for processing for search results and for the Content Targeted Advertising Service simultaneously.

15.3	[****]

15.4	[****]

15.5	[****]

7.	Amendment to Section 5.2(c). Section 5.2(c) (Increase in Revenue Share Percentage) of the Existing Agreement is hereby deleted in its entirety and restated as follows.

“5.2(c) [Intentionally Deleted.]

8.	Change in Definition of Revenue Share Percentage. The third sentence of the second paragraph of Section 5.2(a) of the Existing Agreement is hereby deleted in its entirety and restated as follows:

During the Renewal Term, [****]Revenue Share Percentage” of Transaction Revenues generated from [****] are subject to adjustment in accordance with 5.2(e) below. For clarity, (x) “Revenue Share Percentage” of Transaction Revenues generated from [****]and (y) “Revenue Share Percentage” of Transaction Revenues generated [****]

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Google Confidential

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9.	Change in Definition of Transaction Revenues. The definition of Transaction Revenues in Exhibit A of the Existing Agreement is hereby deleted in its entirety and restated as follows:

Transaction Revenues. All Gross Revenues net of (i) [****] (ii) Taxes actually paid by Google as set forth in Section 5.5; (iii) [****]; and (iv) AOL Proportionate Share of Agency Fees.

10.	Amendment to Section 2.1.1(b). The second to the last sentence of Section 2.1.1(b) (Maintenance of AOL Directory Service; Additional Domestic Implementation and Additional Broadband Implementation) of the Existing Agreement is hereby deleted.

11.	[****]

11.1	Section 5.1 [****]of the Existing Agreement is hereby deleted in its entirety and restated as follows, effective as of the Thirtieth Amendment Effective Date.

5.1.	[****]

(i)	During each Year, Google shall [****]with respect to each of the First Quarter (such [****]with respect to such Quarter, the “First Quarter [****]for such Year), the Second Quarter (such [****]with respect to such Quarter, the “Second Quarter [****]for such Year), the Third Quarter (such [****]with respect to such Quarter, the “Third Quarter [****]for such Year ), and the Fourth Quarter (such [****]with respect to such Quarter, the “Fourth Quarter [****]for such Year) (each such [****]a “Quarterly [****]and collectively, with respect to any given Year the “Annual [****].

(ii)	Google shall [****]each Annual [****]as follows:

(a)	First Quarter [****]for such [****]Year = [****]which is due on August 17 of the current Year; provided, however, the First Quarter [****]for Year 8 will be [****]after the Thirtieth Amendment Effective Date;

(b)	Second Quarter [****]for such [****]Year = [****]which is [****]

(c)	Third Quarter [****]for such [****]Year = [****]which is [****]and

(d)	Fourth Quarter [****]for such Year = [****]which is [****]

With respect to all [****]

[****]

(iii)	For the Last Quarter only, there shall be no [****]and Google [****]following the expiration of the Term the actual [****]in the Last Quarter.

(iv)	“AOL Properties” as used in connection with this Section 5.1 only, means the AOL Service, AOL.com, the CompuServe Service, CompuServe.com, and Netscape.

11.2	The definition of “Last Quarter” in Exhibit A of the Existing Agreement is deleted in its entirety and replaced as follows:

Last Quarter. October 1, 2015 through December 31, 2015.

11.3	The following new definitions are added to Exhibit A of the Existing Agreement:

Year 8. The period commencing on the date following the conclusion of Year 7, continuing through September 30, 2011.

Year 9. The period commencing on the date following the conclusion of Year 8, continuing through September 30, 2012.

[Legal Department MC/CW Google]

Google Confidential

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Year 10. The period commencing on the date following the conclusion of Year 9, continuing through September 30, 2013.

Year 11. The period commencing on the date following the conclusion of Year 10, continuing through September 30, 2014.

Year 12. The period commencing on the date following the conclusion of Year 11, continuing through September 30, 2015.

12.	Exclusivity.

(a)	A new section 4.3(d) will be added to Section 4 (Exclusivity) of the Existing Agreement as follows:

4.3(d) [****]

   [****]

13.	[****] The following new section will be added to the Existing Agreement as Section 4.3(e):

4.3(e) [****]

14.	Amendment to Change of Control. Sections 6.5 and 6.6 of the Existing Agreement are hereby deleted in their entirety and restated as follows:

6.5	Change of Control.

(a)	Change of Control of AOL.

(i)	Right to Terminate.

[****]

(b)	Assignment. [****]For the purpose of clarification, in any transaction that constitutes a Change of Control, the provisions of Section 6.5(a), and not the provisions of Section 22 of Exhibit E to this Agreement shall apply.

6.6	Termination of Additional Agreements. In the event that a Party terminates this Agreement pursuant to Section 6.5(a), such Party shall also have the right to terminate all and only all of the following additional agreements between the Parties:

•	Web Search Services Agreement dated May 1, 2002, as amended;

•	Distribution and Marketing Agreement dated as of March 24, 2006;

•	Marketplace Agreement dated as of March 24, 2006;

•	Memorandum of Understanding dated as of the Thirtieth Amendment Effective Date.

15.	[****]The following new section will be added to the Existing Agreement as Section 16:

16.	[****]

16.1	Definitions.

(a) [****]

(b) [****]

(c) Additional [****]Terms. Additional terms and conditions that govern Google’s [****]

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(d) [****]

(e) [****]

(f) [****]

(g) [****]

16.2	[****]Commencing on January 1, 2011, Google will make available to AOL,

16.3	[****]

16.4	[****]

16.5	[****]and [****]Review. Google will provide AOL with an updated list of [****] not less than [****] prior to the first day of each calendar quarter during the Renewal Term. Such list will include: (i) a detailed description of those [****]and (ii) [****] AOL will provide Google with any assistance reasonably requested by Google to generate the above information. At AOL’s request, the Parties will meet [****]Review”) to review the [****]

16.6	Expression of Interest [****] AOL will notify Google as to which [****]AOL is interested in implementing. AOL will not request more [****]than is reasonable for AOL to implement and Google to provide each calendar quarter.

16.7	Additional [****]Terms.

(a)	Within [****]after the date AOL advises Google of its interest in an [****]Google will provide AOL technical documentation and specifications for the selected [****] (and such other information as may be reasonably requested by AOL) and any Additional [****]Terms. Google agrees that the proposed Additional [****]

(b)	In the event AOL believes the Additional [****]Terms proposed by Google do not meet the requirements of this Section 16.7, then the Parties agree to meet and use their respective commercially reasonable efforts to define and mutually agree upon Additional [****]Terms that comply with such requirements.

(c)	In the event of a conflict between Additional [****]Terms accepted by AOL and the other terms of this Agreement, the Additional [****]Terms shall govern solely with respect to the relevant [****]

16.8	Provision of Selected [****] Except as expressly set forth below, (a) Google will provide and AOL will implement the [****] (excluding [****]selected by AOL [****]of AOL’s election to implement; and (b) Google will provide and AOL will implement the [****]selected by AOL [****]of AOL’s election to implement; provided that the applicable time periods shall be extended due to delays attributable to AOL. If it is commercially unreasonable, applying applicable industry standards, for Google to develop or AOL to implement an [****]within the applicable time period described in this Section 16.8 then the Parties will meet and agree upon a reasonable extension.

16.9	Minimum Implementation Period. AOL will implement each [****]launched by AOL for a period of [****]unless otherwise agreed by the Parties.

16.10	Use Rights of [****] AOL agrees that it may use the [****]only on the Covered Properties.

16.11	[****]

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16	[****] The following new section will be added to the Existing Agreement as Section 17:

17.	[****]

17.	Limitation of Liability. Section 10.1 of Exhibit E of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

10.1 Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, ANY AOL PROPERTY(IES), OR THE GOOGLE SPONSORED ADVERTISING SERVICE, GOOGLE ADVERTISING RESULTS, AOL SEARCH SERVICE, THE AOL SEARCH RESULTS, THE AOL DIRECTORY SERVICE, THE AOL DIRECTORY RESULTS, OR THE LICENSED GOOGLE CONTENT, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, “DISCLAIMED DAMAGES”); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED (A) BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTIONS 5.5, 5.6(i), 7.6, OF THE AGREEMENT and 10.3 OF THIS EXHIBIT; AND (B) FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT.

EXCEPT (A) AS PROVIDED IN SECTIONS 5.5, 5.6(i), 7.6 OF THE AGREEMENT, and 10.3 OF THIS EXHIBIT AND (B) FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED [****]PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

18.	Dispute Resolution. Section 1 of Exhibit E of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

1. Dispute Resolution. The following applies only after any other dispute resolution processes elsewhere in the Agreement.

1.1. Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a “Dispute”) between the Parties under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted to the Management Committee (defined below) for resolution. For [****]following submission of the Dispute to the Management Committee, the Management Committee will try to resolve the Dispute. The Management Committee may submit any such Disputes to the Executive Committee for final resolution. “Management Committee” will mean a committee made up of Google’s VP of Search Partnerships, AOL’s Senior VP, Business Development, and one person each from Google and AOL familiar with those day to day operations of each Party that are related to the Dispute. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 1.

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Google Confidential

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1.2. Executive Escalation. In the event that the Management Committee is unable to resolve the Dispute, then the Dispute will be submitted to the Executive Committee (defined below) for resolution. The Executive Committee shall schedule at least [****]or telephone conference call to resolve the Dispute, and for [****]immediately following submission of the Dispute to the Executive Committee (the [****]Executive Escalation”), the Executive Committee will try to resolve such Dispute. “Executive Committee” will mean a committee made up of either Google’s President, Global Sales and Business Development or Google’s SVP of Product Management, and AOL’s CEO or CFO and the Management Committee.

1.3. Extended Management Escalation. In the event that after the [****]Executive Escalation, the Executive Committee is unable to resolve the Dispute, the Management Committee shall meet as often as necessary during the [****]to resolve the Dispute (the “Extended Management Escalation”). In the event that the Management Committee is unable to resolve the Dispute during the Extended Management Escalation, the Management Committee shall again submit the Dispute to the Executive Committee and the Executive Committee shall schedule meetings [****]to resolve the Dispute.

19.	Content Targeted Advertising Service. The Parties hereby agree to extend the First Amendment Term, as defined in Section 4 of the First Amendment, to and through December 31, 2015.

20.	[****] The Parties hereby agree to extend the Seventh Amendment relating to [****]to and through December 31, 2015. During the Renewal Term, AOL may continue to use [****]and Google will continue to provide [****]as-is under the same terms and conditions existing as of December 19, 2010, except for Section 2.5 (Speed of Matched Results) of the Agreement which will not apply to [****]during the Renewal Term. AOL shall have the right to terminate the terms of the Seventh Amendment relating to the [****]at its convenience, upon thirty (30) days’ prior written notice to Google. [****]of the Agreement will continue to apply to all [****]during the Renewal Term unless AOL exercises the right to terminate the [****]as set forth in the preceding sentence. In the event of such termination, AOL will have the right to implement an alternate service for [****]and such alternate service will not be subject to the [****]of the Agreement solely with respect to [****]pages. Once terminated, Google will have no obligation to provide [****]to AOL.

D. Order of Precedence. This Thirtieth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Thirtieth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Thirtieth Amendment and the Existing Agreement expressly conflict. However, nothing in this Thirtieth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Thirtieth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Thirtieth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

E. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

F. Counterparts; Facsimile. This Thirtieth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Thirtieth Amendment may be executed by facsimile.

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IN WITNESS WHEREOF, the Parties have executed this Thirtieth Amendment to the Existing Agreement.

AOL INC.		GOOGLE INC.

By:	/s/ Tim Armstrong	By:	/s/ Nikesh Arora
Name:	Tim Armstrong	Name:	N. Arora
Title:	CEO	Title:	President, Google

Date:	9/1/2010	Date:	9/1/2010

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Exhibit A

1.	List of Existing [****]AOL Websites.

[****]

2.	List of Existing AOL Client Applications and Existing [****]AOL Client Applications.

[****]

3.	[****]

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Exhibit B

[****] [3 pages]

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Google Confidential

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Exhibit C

[****] [2 pages]

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Google Confidential

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Exhibit D

Google’s Client Application Guidelines

Policy Guidelines for Access of Google Services Through Client Applications

Effective Date: July 26, 2004

Google has observed a significant increase in the number of reports of software that is engaging in deceptive, malicious and other annoying practices that significantly diminish user perception and enjoyment of the internet. These practices include but are not limited to installing software on computers without obtaining informed end user consent (the so-called “drive-by download”), inundating end users with advertisements without adequate attribution or labeling, exposing users to pornographic material without obtaining informed end user consent, obtaining or transmitting personal information about an end user without obtaining informed end user consent, and interfering with an end user’s ability to easily uninstall applications the end user does not wish to be on his or her computer.

Google does not wish to be associated with these types of practices. Accordingly, Google has developed the Guidelines set forth below to prevent its trademark, other intellectual property, and services from being used in connection with these practices. Google believes that these Guidelines are necessary to protect Google from any allegation that it has contributed to practices that might be viewed as unlawful or actionable; to preserve the reputation of Google as a provider of trusted software and services in a manner that is beneficial and fair to users and other constituents; and to stem the rising incidence of practices that harm users and diminish the perceived value and reliability of the internet, which are essential to Google’s business.

With this objective in mind, Google has established the following Guidelines to apply to customer Applications that are used to access our search and/or advertising syndication services. Except to the extent Google has otherwise specifically agreed in writing, Google does not grant permission to, and you will not, access Google services using one or more of your Applications unless you ensure that those Applications comply with these Guidelines. Examples of accessing Google services in this context include Applications that send end user queries or other information to Google to generate search or ad results, or Applications that alter browser or other application settings to permit error traffic to be sent to Google to generate search or ad results.

For the avoidance of doubt, by these Guidelines Google does not intend to, and does not, impose any restrictions on what you may do with any Application that is not used to access, or is not bundled with any Application that is used to access, Google services; you remain free to sell any Application you wish (whether or not it complies with these Guidelines) so long as it is not used to access Google services.

In these Guidelines: (a) “you” and “your” refer to the legal entity(ies) that has entered into the contract with Google into which these Guidelines are incorporated, as well as any person or entity acting on your behalf; and (b) “Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer, examples of which include those that provide browser helper objects, instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services.

Google welcomes input about these Guidelines from you and from other interested parties, and is always willing to consider revisions as appropriate to encourage innovation while protecting against deceptive, unfair and harmful practices. Accordingly, Google may update these Guidelines, including the Exhibits, from time to time as provided in Section 10 below.

If you have any questions about these Guidelines, please do not hesitate to discuss them with your Google account manager.

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1. General.

1.1. Approval and Ongoing Compliance. [****]In such instance, you must ensure that your Application both (1) has been approved by Google for the purpose of accessing Google services in writing in advance, and (2) complies at all times with the requirements outlined herein. To obtain Google’s approval for any Applications not expressly approved in your agreement, you must submit a written request.

1.2. Implementation. The incorporation of Google services into your Application must conform to the implementation requirements set forth in your agreement with Google. For example, in the case of Applications that access Google’s WebSearch and/or AdSense for Search Services, end user queries initiated from your Application must resolve to a Google-approved Web page on a permitted Web site as provided in your agreement with Google (refer to your agreement for a complete description of the scope of approved Web pages and sites). In any event, unless your agreement with Google expressly authorizes otherwise, Google results may only appear on the Web pages expressly approved by Google for such display, and, except for the display of those pages in the main content area of a Web browser, Google results may not appear anywhere in your Applications (e.g., Google results may not appear in the “chrome” of your Application unless your agreement expressly contemplates otherwise).

1.3. No Google Branding or Attribution. Your Application, and any related collateral material (including any Web pages promoting your Application or from which your Application is made available), must not contain any Google branding, trademarks or attribution unless (and then only to the extent) Google expressly consents otherwise in writing. In addition, queries entered into Applications may not resolve to a results page that contains any Google branding, trademarks or attribution unless (and then only to the extent) Google expressly consents otherwise in writing.

2. Prohibited Content. You may not access Google services from an Application that: (a) contains any viruses, worms, trojan horses, or the like; and (b) is distributed primarily for the purpose of (i) distributing pornographic, obscene, excessively profane, gambling-related, deceptive, fraudulent or illegal content, or (ii) distributing content related to “hacking” or “cracking.”

3. Prohibited Behavior. You may not access Google services from an Application that engages in deceptive, unfair, harassing or otherwise annoying practices. For example, the Application may not:

(a)	use, or permit an unaffiliated person to use, an end user’s computer system for any purpose not understood and affirmatively consented to by the end user (including, without limitation, for purposes of consuming bandwidth or computer resources, sending email messages, launching denial of service attacks, accruing toll charges through a dialer or obtaining personal information from an end user’s computer such as login, password, account or other information personal to the end user);

(b)	intentionally create or exploit any security vulnerabilities in end user computers;

(c)	trigger pop-ups, pop-unders, exit windows, or similar obstructive or intrusive functionality, that materially interfere with an end user’s Web navigation or browsing or the use of his or her computer;

(d)	repeatedly ask an end user to take, or try to deceive an end user into taking, an action that the end user has previously declined to take (such as repeatedly asking an end user to change his or her home page or some other setting or configuration);

(e)	redirect browser traffic away from valid DNS entries (except that your Application may direct unresolved URLs to an alternative URL designated by you, provided that the page to which the end user resolves adequately informs the end user that you and your Application are the source of that page);

(f)	interfere with the browser default search functionality (except that your Application may permit an end user to change his or her default search engine with proper disclosure, consent and attribution as provided below); or

(g)	engage in activity that violates any applicable law or regulation.

4. Disclosure and Consent.

4.1. Disclosure and Consent before Installation. You may not access Google services from Any Application unless you and your distribution and bundling partners design the installation of your Application in a manner that ensures that it is installed by end users in a knowing and willful manner – e.g., no “drive-by” downloads or installs. By “distribution partner” we mean any third party who distributes your Application and by

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“bundling partner” we mean any third party who installs your Application in combination with or alongside one or more other Applications. At a minimum, compliance with this provision requires that, prior to installing your Application, you and any third party distributing or bundling your Application:

(a)	first, fully, accurately, clearly and conspicuously disclose to end users:

(i)	that they are installing an application,

(ii)	the name of the Application, identifying you as the entity responsible for it, and

(iii)	the principal and significant features and functionality of the Application; and

(b)	then, obtain the end user’s affirmative consent to install the Application.

Notwithstanding the foregoing, the disclosure and consent requirements of this Section 4.1 will not apply to those of your Applications that are installed on computers prior to sale.

4.2. Disclosure and Consent for Collection and Transmission of Personally Identifiable Information. You may not access Google services from any Application that (1) collects or transmits to any entity other than the end user personally identifiable information, or (2) collects or transmits information related to a user’s computer or Internet usage or activity in a manner that could collect or transmit such user’s personally identifiable information (such as through keystroke logging), unless prior to the first occurrence of any such collection or transmission you:

(a)	first, fully, accurately, clearly and conspicuously disclose:

(i)	the type of information collected (described with specificity in the case of personally identifiable information),

(ii)	the method of collection (e.g., by registration, etc.), and

(iii)	the location of (i.e., a link to) the privacy policy that governs the collection, use and disclosure of the information; and

(b)	then, obtain the end user’s affirmative consent to such collection and/or transmission.

4.3. Disclosure and Consent for Setting Changes. You may not access Google services from any Application that makes a change to any operating system or Application data setting which will impact the user experience of other Applications (e.g., changing the browser default home page or changing the default application for a file type, such as the default email, browser or media player application), unless prior to making such change you:

(a)	first, fully, accurately, clearly and conspicuously disclose the change in a manner that will explain the practical effect of such change; and

(b)	then, obtain the end user’s affirmative consent to make such change.

Notwithstanding the foregoing, (i) no disclosure and consent need be made for changes to operating system or Application data settings that have only a minor impact on user experience, such as adding a small number of bookmarks to the browser menu or adding an item to a start menu, and (ii) the disclosure and consent requirements of this Section 4.3 will not apply to those setting changes that may be made prior to sale to the end user.

4.4. Method of Disclosure and Consent. In order to satisfy the requirements above, the disclosure of the items specified above (a) must be provided in both (1) the End User License Agreement (EULA) or privacy policy (to the extent required by law or otherwise by industry custom) and (2) separately from the EULA and/or privacy policy (e.g., in installation screens or message boxes, as the case may be), and (b) must be designed so that it will be read by, adequately inform and evidence the consent of a typical Internet user. See Exhibit I for sample disclosure and consent implementations that would satisfy certain of the requirements above.

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4.5. EULA and Privacy Policy. You may not access Google services from any Application unless it conforms, and is distributed pursuant to a EULA that conforms, with all applicable laws and regulations. In addition, you and your Application must comply with the agreements and representations you make with your end users in your EULA and privacy policy. Your privacy policy must be accessible from your Application in an easily found location. If your Application collects or transmits any other information related to the user’s use of his or her computer, but not required to be disclosed and consented to pursuant to Section 4.2, then the collection and use of such other information must be disclosed in your privacy policy.

5. Transparency. Neither you nor any of your third party distribution or bundling partners may mislead end users or create end user confusion with regard to the source or owner of an Application or any portion of its purpose, functionality or features. For example, all elements of your Application that are visible to the end user must clearly identify their source through its branding and attribution, and that identification, whatever form it takes, must correspond to the identification of your application in the menu that permits end users to remove programs. You must clearly label advertisements provided by your Application (if any) as such and clearly identify your Application as the source of those advertisements. In addition, if your Application modifies the operation or display of other applications or Web sites (other than Web sites that you own), then in each instance you must clearly and conspicuously attribute the source of that modification to your Application (as distinct from the application or Web site modified) in a manner that will inform a typical Internet user; provided that this requirement will not apply to modifications for which you obtain disclosure and consent pursuant to Section 4.3. See Exhibit I for examples of modifications that are clearly and conspicuously disclosed to end users.

6. Deactivation. You may not access Google services from any Application that impairs an end user’s ability to change any preferences or settings set by the Application in accordance with the way that such preferences or settings ordinarily may be changed by the applicable Application. Once disabled by an end user, your Application may not be re-enabled without an affirmative action by the end user to explicitly re-enable your application. Accordingly, no use, update, installation or re-enablement of a separate Application, and no code downloaded as a result of browsing a Web site, may operate to re-enable your Application. Your Application must permit end users to uninstall it (in the customary place the applicable operating system has designated for adding or removing programs, e.g., Add/Remove Programs control panel in Windows) in a straightforward manner, without undue effort or skill. In addition, your Application, when running, must provide (in an easily found location) clear and concise instructions on how it may be uninstalled. Once uninstalled, your Application must not leave behind any functionality or design elements, and all setting changes made by the application, but not explicitly agreed to by the end user, should be reversed to the extent practicable.

7. Bundling of Applications.

7.1. Bundling. Your Application may be distributed through bundling arrangements (referring to the distribution of your Application in a “bundle” that installs your Application with one or more other Applications). However, in such case, you may not access Google services from any such Application unless each of the following requirements is satisfied:

(a)	the end user is made aware of all of the Applications included in the bundle prior to any installation;

(b)	all such Applications included in the bundle or download comply with the provisions of Section 2 through 6 of these Application Guidelines;

(c)	if Applications in a bundle in which you are participating are supported in part by revenue generated by advertising displayed in another independent Application included in that bundle and the continued use of the Application is conditioned on such other independent Application remaining installed and active on the end user’s computer, the end user must be made aware of that relationship; and

(d)	either (1) the bundle must provide for a master uninstaller that will enable the end user to uninstall every Application in the bundle without undue effort or skill, or (2) if no master uninstaller is provided, the de-installation of any Application may not be dependent or conditioned upon the de-installation of any other Application included in the bundle.

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7.2. [****]

7.2.1. [****]

7.2.2. [****]

7.3. [****]

7.4. General. When entering into any bundling arrangements, it is your responsibility to ensure that your direct and indirect distribution or bundling partners (and any applications included in any bundle with your Application to the extent required herein) comply with the applicable requirements of these Guidelines.

8. Information and Assistance. Subject to any confidentiality obligations owed to third parties, you must provide Google with such information as Google may reasonably request about the distribution of those of your Applications that are used to access Google services. For example, we may ask you to share with us: (a) the means by and/or the locations from which your Applications are distributed; or (b) the identity of any applications included in any of your bundling relationships (and the entities responsible for such applications). In addition, you must provide such assistance as Google may reasonably request to investigate and stop potential violations of these Guidelines that may be connected to your Application, including by way of using such number of identifiers and other tracking parameters as Google may reasonably request. This would include providing Google with “golden masters” of any bundle or other distribution that includes your Application, or working with Google to stop any entities that may be financially benefiting from your Application from engaging in any of these proscribed practices. You understand, however, that Google has no obligation to provide support to end users of your Application. For the avoidance of doubt, these information and assistance rights do not extend to any of your Applications that are not used to access Google services.

9. Legal. You must maintain ownership and control of your Application at all times to the extent required to practically and legally enforce the requirements of these guidelines. If you are seeking to permit a third party Application to incorporate or access our services, then you must also obtain Google’s written approval of that third party Application (in addition to the approval required for your Application). If Google approves the third party Application, you are responsible for ensuring that such third party Application also complies with these Guidelines. You agree to be responsible and liable for your Application’s access of Google’s results. Special indemnity and other suspension and/or termination provisions may apply. These are addressed in your agreement with Google.

10. Updates.

10.1. General. As mentioned above, Google may update these Guidelines, including the Exhibits, from time to time; provided, however, that no updates will be effective until Google provides you with [****]written notice thereof. Once you receive that notice, you will be required to bring your Application into compliance within [****].

10.2. Extended Compliance Period. If, solely as a result of an updated requirement, one or more of your Applications no longer complies with these Guidelines, as updated, and you are incapable of bringing such Application into compliance prior to the scheduled effective date of such update (the “Update Effective Date”), you agree to provide Google with written notice thereof as soon as reasonably practicable, but in any event no later than the Update Effective Date, identifying the Application and the reasons why it may not be brought into compliance prior to the Update Effective Date, and providing such other detail as Google may reasonably request with respect thereto (consistent in any event with your confidentiality obligations). Thereafter, the parties will consult, and you agree to will work, diligently and in good faith to develop and execute a plan to bring such Application into compliance with these Guidelines, as updated, as soon as reasonably practicable, but in any event within [****]of the Update Notice Date (the “Maximum Compliance Period”). You agree that you will provide Google with such information as Google reasonably requests during this period to keep Google apprised of your progress in bringing your Application into compliance. Notwithstanding the foregoing (but subject to the next sentence), in no event may a new requirement provided for in the update to these Guidelines require you to take any action which would violate the terms of any agreement between you and any unaffiliated third party that is in effect on the date that Google delivers notice of the proposed update. In any event, if you are unable to bring any Application into compliance during the Maximum Compliance Period, Google may elect, by providing at least [****]prior written notice, to cease providing services to either the specific non-conforming Application or to those versions of the Application which are, or are distributed, in violation of the Guidelines, as updated; it being understood that, at such time, you will be entitled to procure services from an alternative source for those Applications (or versions thereof) to which Google elects to cease providing services as provided herein.

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EXHIBIT I

[****] [8 pages]

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Exhibit II

[****]

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Exhibit E

[****] [8 pages]

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